Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 2000, included in this form 10-K, into the Company's previously filed Registration Statement File Nos. 33-50520, 33-50522, 33-50524, 33-82130, 33-99146, 333-51401 and 333-68275.

                                                          ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 24, 2000